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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




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                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 24, 2002

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                              BLACK BOX CORPORATION
               (Exact Name of Registrant as Specified in Charter)



Delaware                       0-18706                       95-3086563
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


1000 Park Drive
Lawrence, Pennsylvania                                                15055
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (724) 746-5500


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 24, 2002, Black Box Corporation ("the Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged Ernst & Young LLP ("E&Y") to serve as the Company's independent public accountants for the fiscal year ending March 31, 2003. This determination was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. The appointment of E&Y will be submitted for stockholder ratification at the Company's 2002 Annual Meeting of Stockholders to be held on August 15, 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended March 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion. The March 31, 2002 report contained an explanatory fourth paragraph disclosing the Company's change in its method of accounting for goodwill and other intangible assets. The March 31, 2001 and 2000 reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2002 and 2001 and through June 24, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Arthur Andersen with a copy of the foregoing statements. Attached as Exhibit 16.1 to this report is a copy of a letter from Arthur Andersen stating it found no basis for disagreement with such statements.

During the fiscal years ended March 31, 2002 and 2001 and through the date of the Board's decision, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

Exhibit
16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 24, 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BLACK BOX CORPORATION

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                                    /s/ Anna M. Baird
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                              By:   Anna M. Baird
                                    Chief Financial Officer, Treasurer,
                                    Secretary, and Principal
                                    Accounting Officer

Dated: June 24, 2002


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